AIVTECH HOLDING (H.K.) LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2009

ACSB Acquavella, Chiarelli, Shuster, Berkower & Co., LLP

517 Route One Iselin, New Jersey 08830 732. 855.9600 Fax:732.855.9559 www.acsbco.com	1 Penn Plaza 36th Floor New York, NY 10119 212.786.7510

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
AIVTech Holding (H.K.) Limited

We have audited the accompanying consolidated balance sheets of AIVTech Holding (H.K.) Limited as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for the years ended December 31, 2009 and 2008. AIVTech Holding (H.K.) Limited management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIVTech Holding (H.K.) Limited as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years ended December 31, 2009 and 2008 in conformity with accounting principles generally accepted in the United States of America.

Acquavella, Chiarelli, Shuster, Berkower & Co., LLP

Certified Public Accountants
New York, N.Y.
May 3, 2010

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
ASSETS	2009	2008

CURRENT ASSETS:
Cash and cash equivalents	$3,605,741	$2,443,464
Accounts receivable	2,040,088	1,662,113
Other receivable, net	42,121	41,969
Due from related party	-	1,523
Inventories	5,073,436	3,913,162
Total current assets	10,761,386	8,062,231
NON-CURRENT ASSETS
Property, plant and equipment, net	1,015,570	876,606
TOTAL ASSETS	$11,776,956	$8,938,837
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Account payables and accrued expenses	$5,431,006	$1,090,889
Income tax payable	233,191	-
Due to shareholder	29,252	-
Miniority interest payable	439,264	-
Dividend payable	4,400,634	-
Total current liabilities	10,533,347	1,980,889

STOCKHOLDERS' EQUITY
Registered capital	641,916	641,916
Retained earnings	(132,007)	5,569,993
Accumulated other comprehensive income	386,710	399,049
Statutory reserve	346,990	346,990
Total stockholders' equity	1,243,609	6,957,948
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$11,776,956	$8,938,837

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME

	Year Ended December 31,
	2009	2008

Sales, net	$38,469,185	$20,748,580
Cost of sales	28,064,339	15,139,447
Gross profit	10,404,846	5,609,133

Operating income/(expenses)
Selling, general and admisistrative expenses	2,078,011	1,712,783

Income from Operations	8,326,835	3,896,350

Other income/(expenses)
Interest income	9,834	5,826
Non operating expenses	-	(6,016)
Finance costs	(30,079)	-
Profit before income tax	8,306,590	3,896,160

Income taxes	(830,659)	-

Net income	$7,475,931	$3,896,160

Comprehensive income
Net Income	$7,475,931	$3,896,160
Other Comprehensive Income
Foreign currency translation adjustment	(12,339)	274,298
Total comprehensive income	$7,463,592	$4,170,458

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Registered	Accumulated Retained	Accumulated Other Comprehensive	Statutory
	Capital	earnings/(deficit)	Income/(Loss)	Reserve	Total

Banlance, January 1, 2009	$641,916	$5,569,993	$399,049	$346,990	$6,957,948
Dividends declared		(13,177,831)			(13,177,831)
Net income		7,475,931			7,475,931
Foreign currency translation
adjustments			(12,339)		(12,339)
Banlance, December 31, 2009	$641,916	$(132,007)	$386,710	$346,990	$1,243,609

Banlance, January 1, 2008	$641,916	$1,673,833	$	$346,990	$2,787,490
Net income		3,896,160			3,896,160
Foreign currency translation
adjustments			274,298		274,298
Banlance, December 31, 2008	$641,916	$5,569,993	$399,049	$346,990	$6,957,948

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
CASH FLOWS FROM OPERATING ACTIVITIES：	2009	2008
Net income	$7,475,931	$3,896,160
Adjustments to reconcile net income to net cash provided by
Operating activities:
Depreciation	145,877	111,016
Changes in assets and liabilities provided/(used) cash :
Accounts receivable	(371,252)	(498,734)
Due from related party	-	148
Due to related party	468,463	-
Inventories	(1,143,957)	(3,365,963)
Accounts payable and accrued expenses	3,421,118	1,246,051
Income tax payable	232,767	-
Net cash provided by operating activities	10,228,947	1,388,678

CASH FLOWS FROM INVESTING ACTIVITIES：
Dividends paid	(8,785,288)	-
Purchase of property & equipment	(284,841	(264,622)
Net cash used in investing activities	(9,070,129)	(264,622)

Effect of exchange rate changes on cash and cash equivalents	3,459	105,244

Net change in cash and cash equivalents	1,162,277	1,229,300
Cash and cash equivalents, beginning of year	2,443,464	1,214,164
Cash and cash equivalents, end of year	$3,605,741	$2,443,464

SUPPLEMENTAL DISCLOSURES:
Income taxes paid	$597,468	$-
Interest paid	$30,079	$-

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 1 - ORGANIZATION

AIVTech (H.K.) Co., Ltd was incorporated on November 4, 2005 under the laws of Hong Kong, is a holding company with subsidiaries engaged in manufacturing casual furniture audio series, multimedia speakers, and LED Shenzhen AIV Electronics Co., Ltd was incorporated on April 9, 2009 under the laws of the People’s Republic of China. Dongguan AIV Electronics Co., Ltd was organized in December of 2009 under the laws of the Peoples Republic of China (PRC). Collectively these corporations are referred to herein as the Company.

As of December 31, 2009, the Subsidiaries of the Company are as follows:

missing1

These consolidated Financial statements have been prepared on a historical pro-forma basis.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying audited consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi, however the accompanying audited consolidated financial statements have been translated and presented in United States Dollars.

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Translation Adjustment

As of December 31, 2009, 2008, and 2007, the accounts of AIVTech Holding (H.K.) Limitted, Shenzhen AIV Electronics Co., Ltd, and Dongguan AIV Electronics Co., Ltd were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with the Foreign Currency Matters Topic of the FASB Accounting Standards Codification (“ASC 830”) with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity was translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with the Comprehensive Income Topic of the FASB Accounting Standard Codification (“ASC 220”). Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of AIVTech Holding (H.K.) Limited and its wholly owned subsidiary Shenzhen AIV Electronics Co., Ltd.,  and Dongguan AIV Electronics Co., Ltd, collectively referred to herein as the Company.  All intercompany transactions and accounts have been eliminated in consolidation.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued. These conditions may result in a future loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed. These was no contingent liabilities requiring a provision for losses at December 31, 2009.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

Accounts receivable on a consolidated basis consist principally of amounts due from trade customers.  Credit is extended based on an evaluation of the customer’s financial condition and collateral is not generally required. Certain credit sales are made to industries that are subject to cyclical economic changes.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its clients to make required payments are to cover potential credit losses.  Estimates are based on historical collection experience, current trends, credit policy and relationship between accounts receivable and revenues.  In determining these estimates, the Company examines historical write-offs of its receivables and reviews each client’s account to identify any specific customer collection issues.  If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payment, additional allowances might be required.  The Company’s failure to accurately estimate the losses for doubtful accounts and ensure that payments are received on a timely basis could have a material adverse effect on its business, financial condition, and results of operations.

Allowance for doubtful accounts amounted to $-0- and $-0- as of December 31, 2009 and 2008, respectively.

Property, Plant & Equipment, Net

Property, plant and equipment are recorded at cost less accumulated depreciation and include expenditures for additions and major improvements.  Maintenance and repairs are charged to operations as incurred.  Depreciation is computed for financial reporting purposes using the straight-line method over the estimated useful lives of the assets.

Machinery	10 years
Office Furniture & Equipments	5 years
Motor vehicles	5 years

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of December 31, 2009 and 2008 Property, Plant & Equipment of consist of the following:

	December 31,	December 31,
	2009	2008
Machinery	$1,080,370	$802,416
Office Furniture & Equipments	115,148	108,261
Motor vehicles	172,835	172,835
	1,368,353	1,083,512
Accumulated depreciation	(352,783)	(206,906)
	$1,015,570	$876,606

Depreciation expense for the years ended December 31, 2009 and 2008 was $145,877 and $111,016, respectively.

Fair Value of Financial Instruments

FASB Accounting Standards Codification Topic on Fair Value Measurements and Disclosures (“ASC 820”) requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

Revenues are recognized upon shipment when title passes.  Shipping costs are included in cost of sales. The Company believes that recognizing revenue at time of shipment is appropriate because the Company’s sales policies meet the four criteria of SEC’s Staff Accounting Bulletin No. 104, which are: (i) persuasive evidence that an arrangement exists, (ii) delivery has occurred, (iii) the seller’s price to the buyer is fixed and determinable, and (iv) collectability is reasonably assured.

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes FASB Accounting Standards Codification Topic on Income Taxes (“ASC 740”), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. There were no deferred taxes at December 31, 2009.

Statement of Cash Flows

In accordance with FASB Accounting Standards Codification Topic on Statement of Cash flows (“ASC 230”), cash flows from the Company’s operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions.

The Company has a diversified customer base, mostly located in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

Recent Accounting Pronouncements

In February, 2007, FASB issued SFAS 159 ‘The Fair Value Option for Financial Assets and Financial Liabilities’ – Including an Amendment of FABS Statement No. 115.  This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, SFAS No 159 was superseded by the Financial Instruments Topic of FASB Accounting Standards Codification (“ASC 825”).

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements” (“SFAS 160”).  This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). SFAS No 160 was superseded by the Consolidation Topic of FASB Accounting Standards Codification (“ASC 810”) The Company adopted SFAS 160 on January 1, 2009. The adoption of this statement had no effect on the Company’s consolidated financial statements.

On May 8, 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 162, The Hierarchy of Generally Accepted Accounting Principles, which will provide framework for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. generally accepted accounting principles (GAAP) for nongovernmental entities. With the issuance of SFAS No. 162, the GAAP hierarchy for nongovernmental entities will move from auditing literature to accounting literature.  SFAS No 162 was superseded by the General Accounting Principle Topic of FASB Accounting Standards Codification (“ASC 105”).

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2009, the FASB issued amended standards for determining whether to consolidate a variable interest entity. These amended standards eliminate a mandatory quantitative approach to determine whether a variable interest gives the entity a controlling financial interest in a variable interest entity in favor of a qualitatively focused analysis, and require an ongoing reassessment of whether an entity is the primary beneficiary. These amended standards are effective for us beginning in the first quarter of fiscal year 2010 and we are currently evaluating the impact that adoption will have on our consolidated financial statements.

In June 2009, the FASB issued ASC 855 (previously SFAS No. 165, Subsequent Events), which establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before the financial statements are issued or available to be issued. It is effective for interim and annual periods ending after June 15, 2009. There was no material impact upon the adoption of this standard on the Company’s consolidated financial statements.

In August 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-05, which amends ASC Topic 820, Measuring Liabilities at Fair Value, which provides additional guidance on the measurement of liabilities at fair value. These amended standards clarify that in circumstances in which a quoted price in an active market for the identical liability is not available, we are required to use the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities, or quoted prices for similar liabilities when traded as assets. If these quoted prices are not available, we are required to use another valuation technique, such as an income approach or a market approach. These amended standards are effective for us beginning in the fourth quarter of fiscal year 2009. There was no material impact upon the adoption of this standard on the Company’s consolidated financial statements.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales, issuances, and settlements relating to Level 3 measurements and clarification of existing fair value disclosures.  ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010 (the Company’s fiscal year 2012); early adoption is permitted.  The Company is currently evaluating the impact of adopting ASU 2009-14 on its financial statements.

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 3 - INVENTORIES

Inventories are stated at the lower of cost or market value.  The inventories are valued using weighted average method.

	December 31,
	2009	2008
Raw materials and supplies	$1,643,204	$246,312
Work in progress	151,419	303,326
Finished goods	1,260,698	407,368
Totals	$3,055,321	$957,006

Note 6 – RELATED PARTY TRANSACTIONS

At December 31, 2009, due to related party was $29,252, which is due to a shareholder. At December 31, 2008, due from related party was $1,523, which was due from shareholder.

Notes 8 – INCOME TAXES

The Company through its subsidiary Shenzhen AIV Electronics Co., Ltd. is governed by the Income Tax Laws of the PRC. On May 18, 2006 the Company received a special economic zone tax remission for two years and a subsequent half reduction for the three subsequent years.

ASC 740, Accounting for Income Taxes (“ASC 740”), requires that deferred tax assets be evaluated for future realization and reduced by a valuation allowance to the extent we believe a portion more likely than not will not be realized. We consider many factors when assessing the likelihood of future realization of our deferred tax assets, including our recent cumulative earnings experience and expectations of future taxable income by taxing jurisdiction, the carry-forward periods available to us for tax reporting purposes, and other relevant factors.

Effective January 1, 2007, we adopted the provisions of FASB Accounting Standards Codification Topic 740, Accounting for Uncertainty in Income Taxes.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. The standard prescribes a recognition and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  We consider many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic adjustments and which may not accurately forecast actual outcomes.

AVITECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Notes 8 – INCOME TAXES - cont

Based on a review of our tax positions, the Company was not required to record a liability for unrecognized tax benefits as a result of adopting ASC 740 on January 1, 2007.  Further, there has been no change during the years ended December 31, 2009 and 2008.  Accordingly, we have not accrued any interest and penalties through December 31, 2009

Note 9 – COMMITMENTS

The Company leases facilities with expirations dates between March 2001 and December 2015. . Rental expense for the years ended December 31, 2009 and 2008 was $19,358 and $16,158, respectively. The Company has future minimum lease obligations as of December 31, 2009 as follows:
2010	$326,521
2011	419,011
2012	440,037
2013	446,926
2014	457,261
Thereafter	115.176
Total	$2,204,832

Note 10 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders equity, as of December 31, 2009 and 2008 are as follows:

	Foreign Currency	Accumulated Other
	Translation	Comprehensive
	Adjustment	Income
Balance December 31, 2007	$124,751	$124,751
Changes for year ended December 31, 2008	274,298	274,298
Balance December 31, 2008	399,049	399,049
Changes for year ended December 31, 2009	(12,339	(12,339)
Balance at December 31, 2009	$386,710	$386,710

Note 11 – SUBSEQUENT EVENTS

For The Year ended December 31, 2009, the Company evaluated subsequent events for potential recognitions and disclosure through April 2010, the date of the Financial Statement issuance.